SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                            FORM 8-K/A



                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                 Date of Report:  August 16, 1999




                      NPC INTERNATIONAL, INC.
      (Exact name of registrant is specified in its charter)

                              Kansas
                     (State of Incorporation)



           0-13007                          48-0817298
(Commission Identification No.)  (IRS Employer Identification No.)


          720 West 20th Street, Pittsburg, Kansas  66762
        (Address of principal executive office   Zip Code)


          Registrant's telephone number:  (316/231-3390)


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

       Effective August 16, 1999, the Audit Committee of the Company's Board of Directors appointed KPMG LLP as independent accountants of the Company for the fiscal year ending March 28, 2000. The selection of KPMG LLP to perform the fiscal 2000 audit completes the annual appointment process as conducted by the Audit Committee. As part of the appointment process for fiscal 2000, the Audit Committee communicated to PricewaterhouseCoopers LLP that it planned to continue the relationship with PricewaterhouseCoopers LLP, subject to PricewaterhouseCoopers LLP changing the composition of the engagement team. PricewaterhouseCoopers LLP responded to the Committee's request, by notifying the Company on July 28, 1999 that it had resigned and confirmed in writing that the client-auditor relationship had ceased (attached Exhibit 99). In the Company's opinion, resignation in these circumstances is inappropriate because PricewaterhouseCoopers LLP had not been engaged for the fiscal year ending March 28, 2000.

       PricewaterhouseCoopers LLP's report on the Company's financial statements for the fiscal year ended March 30, 1999, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The fiscal year ended March 30, 1999 is the only fiscal year for which PricewaterhouseCoopers LLP provided a report on the Company's financial statements.

       During the fiscal year ended March 30, 1999, and during any subsequent interim periods through July 28, 1999, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

       During the fiscal year ended March 30, 1999, and during any subsequent interim periods through July 28, 1999, there were no reportable events (as defined in Securities and Exchange Commission Regulations S-K Item 304(a)(1)(v)).

       The Company requested PricewaterhouseCoopers LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in the filings. PricewaterhouseCoopers LLP's letter dated August 18, 1999, is filed as Exhibit 16 to this Form 8-K/A.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a.) Financial statements of business acquired.

               Not applicable.

          (b.) Pro forma financial information

               Not applicable.

          (c.) Exhibits

               Exhibit 16 -- Letter from PricewaterhouseCoopers LLP dated August 18, 1999.

               Exhibit 99 -- Letter from PricewaterhouseCoopers LLP dated July 28, 1999.


SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NPC INTERNATIONAL, INC.

DATED:    August 18, 1999
                                      By


                                         Troy D. Cook
                                         Senior Vice President
                                         Finance
                                         Chief Financial Officer
                                         Principal Financial
                                         Officer



                         INDEX TO EXHIBITS


EXHIBIT   DESCRIPTION


16   Letter from PricewaterhouseCoopers LLP dated August 18,
     1999.

99   Letter from PricewaterhouseCoopers LLP dated July 28, 1999.



EXHIBIT 16



August 18, 1999





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Commissioners:

We have read the statements in Form 8-K/A dated August 16, 1999, made by NPC International, Inc. (copy attached), which we understand will be filed with the commission, pursuant to Item 4 of Form 8-K as part of the Company's Form 8-K report dated July 28, 1999. We agree with the statements concerning our Firm in such Form 8-K/A. However, we make no comment as to the Company's opinion as expressed in the final sentence of the first paragraph.

Very truly yours,



PricewaterhouseCoopers, LLP




EXHIBIT 99



July 28, 1999



Mr. Troy D. Cook
Chief Financial Officer
NPC International, Inc.
720 W. 20th St.
Pittsburg, KS 66762


Dear Mr. Cook:

This is to confirm that the client-auditor relationship between NPC International, Inc. (Commission File Number 0-13007) and PricewaterhouseCoopers LLP has ceased.

Yours very truly,



PricewaterhouseCoopers LLP

cc:  Chief Accountant
     SECPS Letter File, Mail Stop 11-3
     Securities and Exchange Commission
     450 Fifth Street, N.W.
     Washington, D.C. 20549